Connected Together

for a **strong** energy future

2024 Year End Financial Update



MGE ENERGY®

Disclaimer

This presentation contains summarized information concerning MGE Energy, Inc. (“MGE Energy”) and its subsidiaries (principally Madison Gas and Electric Company (“MGE”)) and MGE Energy’s consolidated business, operations, financial performance and trends. No representation is made that the information in this presentation is complete. For additional information on MGE Energy and its subsidiaries, see MGE Energy’s Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Form 10-K”) filed with the Securities and Exchange Commission (the “SEC”), as well as MGE Energy’s other filings with the SEC from time to time. The 2024 Form 10-K and other SEC filings are available at the SEC's web site at sec.gov and on MGE Energy’s web site at mgeenergy.com. Information contained on MGE Energy's web site (including any such information referred to herein) shall not be deemed incorporated into, or to be a part of, this presentation.

This document does not constitute an offer to sell, or the solicitation of an offer to buy, any securities of MGE Energy, Inc., or Madison Gas and Electric Company. A registration statement relating to the common stock of MGE Energy, Inc., has been declared effective by the Securities and Exchange Commission. Any offering of such common stock is being made solely by means of a prospectus supplement and an accompanying prospectus, copies of which may be obtained from MGE Energy, Inc., at 133 South Blair Street, Madison, Wisconsin 53703, attention: Shareholder Services, telephone no. (800) 356-6423.

Cautionary Note – Forward Looking Information

All statements in this presentation, other than historical facts, are forward-looking statements (including but not limited to forecasted capital expenditures, expected in-service dates and carbon dioxide projections) that involve risks and uncertainties that are subject to change at any time. Such statements are based upon management's assumptions, expectations and estimates at the time they are made. Specifically, the forecasted capital expenditures are based upon management's assumptions with respect to future events, including the timing and amount of expenditures associated with compliance with environmental compliance initiatives, legislative and regulatory initiatives, customer demand and support for electrification and renewable energy resources, energy conservation initiatives, load growth, the timing of any required regulatory approvals and the adequacy of rate recovery. Additionally, the expected in-service dates are forward looking and therefore subject to significant business, economic, operational and regulatory uncertainties and contingencies, many of which are beyond the control of the company and are based upon assumptions with respect to future decisions, which are subject to change. Various factors could cause actual results, capital expenditures, in-service dates or carbon reduction to be significantly different than those contemplated, estimated or projected in forward-looking statements - especially as they relate to economic conditions, future load growth, revenues, expenses, capital expenditures, financial resources, regulatory matters, and the scope and expense associated with future environmental regulation. Those factors include the assumptions and factors referred to in the statements themselves as well as risk factors described in our 2024 Form 10-K and other reports filed with the SEC. We caution investors that these forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those projected, expressed, or implied. MGE Energy undertakes no obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date as of which any forward-looking statement is made, except as required by law.

Company Mission and Values

MGE Energy is the parent company of Madison Gas and Electric Company (MGE). MGE is ***your community energy company***, committed to engaging with our customers in different ways to meet their needs and to providing safe, reliable, affordable and sustainable energy to power our communities. Your community energy company is investing in a more sustainable future for the benefit of all our customers, investors and employees.

Safety

Safety is a core value at MGE. The safety of our employees, customers and communities is our top priority.

Reliability

We invest in our people and in our systems to help ensure top-ranked energy reliability that helps to maintain the economic health and vitality of the communities we serve.

Sustainability

With a commitment to transparency, accountability and continuous improvement, we take a holistic and proactive approach to sustainable practices companywide.

Equity

We are committed to equity and inclusion in our service to our customers, in our workplace and in our broader community, and we value diverse perspectives, ideas, cultures and backgrounds.

Engagement

We are dedicated to engagement, partnership and collaboration to best serve our customers and the broader community.

Company Highlights

DIVERSIFIED CUSTOMER BASE AND REVENUE PROFILE

Resilient Revenue Stream and Customer Base

- Electric service to ~167,000 customers located in the city of Madison and adjacent areas
  - 87% residential; 13% commercial or industrial
  - Accounts for ~74% of regulated revenue
- Natural gas to ~178,000 customers
  - 90% residential; 10% commercial or industrial
  - Accounts for ~26% of regulated revenue

REGULATED, HIGHLY VISIBLE GROWTH

Historical 5-Year EPS CAGR of 5.8%, Regulated PPE[1] CAGR of 6.8%

- Forecasted capital investment of ~$1.4B from 2025 through 2029[3]
- 49 consecutive years of dividend increases
- Premium service territory with constructive regulation
- Forward-looking test years
- Ability to work cooperatively with large customers to tailor a local renewable energy solution

STRONG FINANCIAL PROFILE

Stable Earnings Growth with Strong Balance Sheet

- Predominantly regulated earnings
- Strong liquidity and cash position
- Conservative financial policies that are designed to achieve strong credit quality
- MGE's Credit Ratings[2]
  - S&P: AA- (Stable)
  - Moody's: Aa2 Secured (Stable)
A1 Unsecured (Stable)

SUBSTANTIAL SUSTAINABLE INVESTMENT

Seeking Net-Zero Carbon Electricity by 2050[3]

- Targeting carbon reduction of ≥80% from 2005 levels by 2030
- Plan to eliminate coal as energy source by end of 2032
- Decarbonizing generation fleet by transitioning to clean energy, such as wind and solar
- Electrifying transportation

(1) Property, plant, and equipment, net
(2) A credit rating is not a recommendation to buy, sell or hold securities and may be lowered or withdrawn by the rating agency at any time.
(3) Information on this slide contains statements that are forward looking statements that involve risks and uncertainties that are subject to change at any time. See Cautionary Note Regarding Forward Looking Information.

Earnings and Dividends Growth


Diluted Earnings Per Share
$3.50
$2.80
$2.10
$1.40
$0.70
$-
2020
2021
2022
2023
2024
5-Year Compound Annual Growth Rate (CAGR): 5.8%


Dividends Per Share
$2.00
$1.60
$1.20
$0.80
$0.40
$-
2020
2021
2022
2023
2024
5-Year Compound Annual Growth Rate (CAGR): 5.0%

CAGR calculated from base year ended 12/31/2019

MGE ENERGY

Focused on Sustainability and Reliability



Projected Capital Expenditures
$350
$300
$250
$200
$150
$100
$50
$0
$ millions
$240
$131
$109
$266
$156
$110
$286
$174
$112
$296
$182
$114
$312
$202
$110
2025
2026
2027
2028
2029
Other Capital Expenditures, including Electric and Gas Distribution
Generation Directly Supporting Carbon Reduction Goals

- See Cautionary Note Regarding Forward-Looking Information at the beginning of this presentation.
- Forecasted and actual capital expenditures do not include AFUDC. Forecasted capital expenditures include future projects which will require MGE to request and obtain approval from the PSCW.

Expanding Renewables Portfolio

Solar Projects	MGE Nameplate Capacity (MW)	MGE Investment ($M)	MGE Ownership Interest	Estimated In-Service Date
Darien Solar[a]	25	$48	10%	2025
Koshkonong Solar[a]	30	$70	10%	2026
Sunnyside Solar[b]	20	$42	100%	2026
High Noon Solar[b]	30	$64	10%	2027
Ursa Solar[b]	20	$46	10%	2027
Saratoga Solar[b]	15	$36	10%	2028
Dawn Harvest Solar[b]	15	$34	10%	2028
Good Oak Solar[b]	9.8	$22	10%	2028
Gristmill Solar[b]	6.7	$15	10%	2028

(a) MGE received PSCW approval to recover 100% AFUDC
(b) Pending regulatory approval

Expanding Renewables Portfolio

Wind Projects	MGE Nameplate Capacity (MW)	MGE Investment ($M)	MGE Ownership Interest	Estimated In-Service Date
Badger Hollow Wind[b]	11.2	$36	10%	2027
Whitetail Wind[b]	6.7	$23	10%	2027
Forward Wind Repower[b][c]	18	$14	13%	2027

Battery Projects	MGE Nameplate Capacity (MW)	MGE Investment ($M)	MGE Ownership Interest	Estimated In-Service Date
Paris Battery[a]	11	$25	10%	2025
Darien Battery[a]	7.5	$15	10%	2026
Koshkonong Battery[a]	16.5	$34	10%	2027
High Noon Battery[b]	16.5	$35	10%	2027
Sunnyside Battery[b]	40	$70	100%	2027
Saratoga Battery[b]	5	$10	10%	2028

(a) MGE received PSCW approval to recover 100% AFUDC
(b) Pending regulatory approval
(c) Forward Wind Repower project will not increase in MGE's ownership interest or nameplate capacity

MGE ENERGY

Transition Toward Cleaner Energy

MGE is on track to end the use of coal as a generation fuel source and meet its 80% carbon reduction goal

- Transition MGE to a more environmentally sustainable energy supply
- Provide customers with options they want today and in the future
- Help customers use energy efficiently and manage future costs
- Provide dynamic electric grid, enabling and integrating new energy technologies
- Deepen engagement with community; ensure all customers benefit from new technologies.

Track record of accelerating pace of decarbonization

- MGE's clean energy transition has reduced emissions while maintaining top-ranked electric reliability, strengthening key infrastructure, and providing affordable power to customers.

On track to end the use of coal as a generation fuel source

- Retiring the coal-fired Columbia Energy Center
    - Retirement will eliminate ~2/3 of MGE's ownership of coal-fired generation capacity
- Enhancing fuel flexibility at Elm Road Generating Station
    - Elm Road units are expected to be fully transitioned away from coal by end of 2032
    - Repowering will eliminate coal-fired generation from MGE's portfolio of owned resources

Targeting carbon emissions

2005	Baseline year
2019	Announced Net-Zero Carbon Electricity Goal
2024	Achieved **~40%** Reduction
2030	Targeting **~80%** Reduction
2050	Targeting **Net-Zero** Carbon Electricity

Our net-zero goal includes our fossil-fueled electric generation facilities (Scope 1) and purchased power for resale (Scope 3).

MGE continues to evaluate additional investments in cost-effective, clean energy projects to maintain its top-ranked electric reliability and to achieve its environmental and sustainability goals.

MGE ENERGY

Transmission Investment Outlook

MGE Energy anticipates material transmission investment opportunities later this decade through ATC.

- MGE Energy holds 3.6% equity ownership interest in ATC.

ATC projects an acceleration of capital expenditures through the end of the decade, with 2025-2029 projected investment of ~$5.4 billion driven by generator interconnections, asset renewal, and MISO Long Range Transmission Plan (LRTP).

LRTP Tranche 1 represents ~$1.2 billion investment opportunity for ATC.

- Projected to begin in 2025 and occur primarily in the last few years of this decade.

LRTP Tranche 2.1 planning is underway, expected to drive investment for ATC in 2030 and beyond.

- ATC expects to be directly assigned projects driving $2.0 billion investment opportunity.
- Additional projects open to competition in or connected to ATC's footprint estimated to total $1.8 billion. If right of first refusal is enacted in Wisconsin, ATC's share expected to be $1.5 billion.



ATC Projected Capital Expenditures
($ millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$812
$908
$1,133
$1,250
$1,250
2025
2026
2027
2028
2029

Note: Projected capital expenditures are from ATC LLC forecasts available via www.atcllc.com/oasis-directory. Projected ATC capital expenditures reflect the 2022 generator interconnections queue. Does not include pending affected system impact studies, future generator interconnection queues, or LRTP Tranche 2. Capital investments by ATC are expected to be funded through a combination of internally generated cash flow, debt, and investor contributions. As opportunities arise, MGE Energy plans to make additional investments in ATC through voluntary capital calls based upon its pro rata equity ownership interest in ATC.

MGE ENERGY

Natural Gas Distribution – Emissions Reductions Beyond Carbon

Building upon our long-standing commitment to providing affordable, sustainable energy, MGE has set a goal to achieve Net-Zero Methane Emissions from its natural gas distribution system by 2035.

- MGE is working to reduce overall emissions from its natural gas distribution system cost-effectively as quickly as possible.
- If MGE can accelerate plans to achieve net-zero methane emissions from its natural gas system through the evolution of new technologies, it will.

Natural gas continues to be a critical resource for meeting reliable, efficient, and affordable energy needs. About half of U.S. households use natural gas for heating.

- In 2022, MGE completed an in-depth analysis and inventory of GHG emissions associated with the purchase and distribution of natural gas and other sources, such as indirect emissions from gas usage by our customers.
- MGE has replaced and upgraded all piping made of material considered leak-prone throughout its distribution system.
- MGE's leak inspection schedule already exceeds federal requirements.


GHG emissions
Scope 1
DIRECT
fossil-fueled electric generation facilities
natural gas distribution system
< 1%
other sources
Scope 2
INDIRECT
facilities and operations
transmission line losses from purchased power
Scope 3
INDIRECT
purchased power for resale
upstream natural gas (emissions from our gas suppliers)
downstream natural gas (emissions from gas use by our customers)
< 1%
other sources

MGE ENERGY

Constructive Regulatory Environment

Both S&P and Moody's view the Wisconsin regulatory environment as highly credit supportive with timely operating and capital cost recovery, and view MGE's relationship with the Public Service Commission as constructive.

Supportive regulatory framework including:

- Forward-looking test years
- Historical approval of various expense deferrals
- Fuel Rules (2% bandwidth) and Gas Cost Recovery Mechanism
- Pre-Approval from regulator for major construction projects
- Current return on 50% of CWIP or 100% AFUDC on major construction projects
- Escrow treatment received for transmission, Elm Road Generating Station, pension & OPEB and bad debt expense
    - Approximately 37% of MGE's 2024 utility O&M expenses receive escrow treatment
- Deferral treatment for impacts of tax credit transferability and PTC/ITC available under IRA

PSCW Regulators

WISCONSIN COMMISSIONERS	PARTY	TERM BEGAN	TERM ENDS
Summer Strand (Chair)	D	Mar 2023	**Mar 2029**
Kristy Nieto*	D	Feb 2024	**Mar 2025**
Marcus Hawkins*	D	Apr 2024	**Mar 2027**

* Pending confirmation

- Recent appointments of PSCW Commissioners and confirmation of Chair
- Constructive rate outcomes and continued support of construction projects
- PSCW Commissioners remain focused on stability and prudent management of the regulatory compact

Public Service Commission of Wisconsin:

- Gubernatorial appointment, Senate confirmation
- Chair: Gubernatorial appointment
- 6-year staggered terms

Governor Tony Evers (D)

- Next gubernatorial election in 2026

2024/2025 Rate Case Outcomes

TERMS ($000's where applicable)	APPROVED 2024 TY	APPROVED 2025 TY
Average Electric Rate Base	**$1,185,550**	**$1,241,502**
Average Gas Rate Base	**$335,533**	**$341,369**
Average Common Stock Equity	**$917,952**	**$945,483**
Regulatory Equity Layer	**56.13%**	**56.06%**
Authorized ROE	**9.70%**	**9.70%**
Increases in Base Rates	**1.54% Elec 2.44% Gas**	**4.17%[1] Elec 1.32% Gas**

[1]The PSCW approved a 2025 Fuel Cost Plan in December 2024. The plan lowered the 2025 increase in electric rates to 2.63%, reflecting lower expected fuel costs.
*MGE anticipates filing a rate case application for TY 2026-2027 during 2Q'2025. PSCW decision expected by the end of 2025, with new rates effective January 1, 2026.

MGE ENERGY

Customer Affordability

Average residential electric customer bill as % of Wisconsin median household income



2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
2.12%
1.67%
1.51%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
MGE
Wisconsin Peer Average

MGE works hard to keep cost at an affordable level for all customers. An MGE residential electric customer bill as a percentage of customer wallet at 1.51% is below the Wisconsin utility peer average of 1.67%.

MGE's affordability as percentage of customer wallet has improved 29% since 2013.

Sources: Median household income data sourced from Federal Reserve Economic Data (FRED).
Average Residential customer bill sourced from FERC Form 1 filings (2023) of Madison Gas & Electric, Wisconsin Electric Power Co., Wisconsin Public Service Corp., Wisconsin Power & Light Co., Northern States Power-Wisconsin

Strong Credit Ratings

S&P (UTILITY RATINGS)	
Corporate credit	**AA-**
Business risk	**Excellent**
Commercial paper	**A-1+**
Outlook	**Stable**

- Effective management of regulatory risk
- Supportive regulatory environment
- Focus on regulated vertically integrated electric and natural gas distribution operations
- Healthy service territory with limited industrial exposure

Source: S&P, October 2024

MOODY'S (UTILITY RATINGS)	
Secured	**Aa2**
Unsecured	**A1**
Commercial paper	**P-1**
Outlook	**Stable**

- Credit supportive regulatory environment
- History of consistently strong financial metrics
- Stable rating outlook assumes future prudently incurred investments will be recovered

Source: Moody's, November 2024

Note: A credit rating is not a recommendation to buy, sell or hold securities and may be lowered or withdrawn by the rating agency at any time.

ESG Highlights – Sustainability Snapshot

On behalf of all customers, by 2030, MGE expects to deliver customers electricity with **80% fewer** carbon emissions, compared to 2005, our baseline, as we work toward **net-zero** by 2050.



In 2024, MGE expanded its use of agrivoltaics by adding **sheep** at MGE's Tyto Solar to help manage ground cover sustainably.

MGE is working toward **net-zero methane emissions** from our natural gas distribution system by 2035.

MGE has reduced carbon emissions approximately **40%** since 2005, our baseline.

MGE has ranked in the **top 3** utilities nationwide for the fewest number of outages for more than **15 years**.

MGE has a goal of **100% all-electric** or **plug-in hybrid** light-duty vehicles by 2030.


EV

The Board of Directors has welcomed **6 new directors** since 2018.

We power safety. Work safe. Home safe. In 2024, MGE marks its **10-year anniversary** of our journey to safety excellence.

By the end of 2032, MGE expects to have **eliminated coal** as an energy source.

The MGE Foundation has given more than **$9.4 million** to **400+** community organizations in the last five years.

MGE ENERGY

ESG Highlights

MGE seeks to foster a proactive and forward-thinking approach to ESG-related matters, beginning with board oversight of and executive leadership on key topics and emerging issues. Our sustainability strategy is a part of our long-term business strategy to provide for long-term growth and to meet the needs and expectations of our customers and communities.

We Power Safety. Work Safe. Home Safe.

- We power safety. Work safe. Home safe. That is our commitment, and it is embraced by MGE employees. Our Occupational Health and Safety Policy recognizes occupational health and safety risks and embraces safe work practices and environments as fundamental values.

Energy Affordability

- MGE works hard to maintain energy affordability. Throughout the last 10 years, which includes MGE's most recent rate case for the years 2024 and 2025, MGE's rate increases have been below the rate of inflation.
- An MGE residential electric customer bill as a percentage of customer wallet at 1.51% is below the Wisconsin utility peer average of 1.67%.

Workplace Culture

- We have an employee-led steering team with representation from various parts of the Company, which works to engage employees and to identify opportunities for supporting diversity, equity and inclusion throughout our workforce.

Giving Back to the Community

- MGE contributes to and helps to better our communities through our charitable foundation, corporate giving and partnerships, and the volunteerism and service of our valued employees.

ESG Highlights

Our Board of Directors has a strong commitment to corporate responsibility and accountability. Community-focused and with a breadth and diversity of experience, board members bring strong effective oversight in their service to MGE Energy.



Diverse and engaged board
10 Board Members
Board independence
80% Independent
Gender diversity
40% Women
Ethnic/racial diversity
20% Minority
Average age
64 Years
Average tenure
8 Years

The above information reflects board composition as of the date of this presentation.

Lead Independent Director

- Has extensive authority and responsibility in ensuring the board meets its responsibilities for effective oversight and sound governance.
- Chairs the Corporate Governance Committee, which conducts an annual assessment of the board's effectiveness as a whole.

Board Oversight

- Over executive compensation and ESG matters.
- 10 regular board meetings each year, in addition to committee meetings.

Board Engagement

- Conducts a comprehensive biannual risk assessment and, on a biennial basis, conducts an exercise on risk with all officers.

Board Refreshment

- Six new directors since 2018.
- Distinct and diverse skill set.

ESG - Disclosures

Below are links to ESG information:

Corporate Responsibility and Sustainability Report

- CDP Climate Change Questionnaire
- EEI Qualitative Template
- EEI Quantitative Template
- EEO-1 Data Report

Statement on Human Rights

Code of Ethics

Occupational Health and Safety Policy

Report on Giving

Lobbying Disclosures

MGE

MGE Energy













Appendix

Corporate Structure

Over 98% of MGE Energy assets are dedicated to regulated and quasi-regulated utility operations.



MGE ENERGY
Madison Gas and Electric Company
MGE Transco Investment LLC
MGE Transco, LLC
MGE Power LLC
MAGAEL, LLC
Central Wisconsin Development Corporation
MGE State Energy Services, LLC (3)
MGE Services, LLC (3)
MGE Power West Campus, LLC
MGE Power Elm Road, LLC
North Mendota Energy & Technology Park, LLC
State Energy Services, LLC (3)
Holds a 3.6% interest in American Transmission Company LLC (1)
Holds a 4.4% interest in ATC Holdco LLC (2)
Regulated Utility
Investment Regulated by FERC
Non-Regulated Energy: Fixed Return Assets
Other Non-Regulated

(1) Owns and operates electric transmission lines in Wisconsin
(2) Transmission development company. Separate from American Transmission Company, LLC
(3) Presently inactive

Service Territory Highlights

MGE's service territory is a growing and diverse community of urban, suburban and rural communities. The Madison area and Dane County lead the state of Wisconsin in population growth.

- Seat of state government
- Home to the flagship University of Wisconsin – Madison
- Robust biotech industry and entrepreneurial community
- 2.1% unemployment below US average
- Madison ranks 6th best place to live - US News and World Report (2024)

All contribute to the economic resiliency of MGE's service territory


MGE Customer Growth
Customer Count
180,000
170,000
160,000
150,000
140,000
2020
2021
2022
2023
2024
Gas Customers
Electric Customers
1.8% CAGR
1.3% CAGR



Fourth Quarter EPS by Segment

Three Months Ended December 31


2024
Diluted EPS
$0.22
$0.14
$0.17
$0.08
($0.00)
$0.61
Electric Utility
Gas Utility
NonReg Energy
Transmission
Other
MGE Energy


2023
Diluted EPS
$0.27
$0.10
$0.16
$0.05
($0.03)
$0.55
Electric Utility
Gas Utility
NonReg Energy
Transmission
Other
MGE Energy

Full Year EPS by Segment

Twelve Months Ended December 31


2024
Diluted EPS
$2.06
$0.38
$0.66
$0.25
($0.02)
$3.33
Electric Utility
Gas Utility
NonReg Energy
Transmission
Other
MGE Energy


2023
Diluted EPS
$2.10
$0.39
$0.62
$0.21
($0.07)
$3.25
Electric Utility
Gas Utility
NonReg Energy
Transmission
Other
MGE Energy

Strong Record of Regulated Asset Growth


Net PP&E + CWIP ($millions)
$2,500
$2,000
$1,500
$1,000
$500
$-
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
10-Year Compound Annual Growth Rate (CAGR): 6.6%

Electric Utility Mix

Twelve Months Ended December 31, 2024


Electric Retail Revenues
53%
36%
8%
3%
Electric Retail Volumes
56%
27%
12%
5%
Electric Customers
87%
13%
Residential
Commercial
Industrial
Other

Gas Utility Mix

Twelve Months Ended December 31, 2024



Gas Revenues
60%
36%
4%
Gas Volumes
37%
36%
27%
Gas Customers
90%
10%
Residential
Commercial/Industrial
Other

MGE ENERGY

For more information, visit mgeenergy.com

Ken Frassetto
Director Shareholder Services
and Treasury Management

kfrassetto@mge.com
608-252-4723

P.O. Box 1231
Madison WI 53701-1231



